Exhibit 10.6(a)
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 15, 2008 (provided, that the provisions of Section 4 shall be effective as of the date provided therein), by and among DELEK REFINING, LTD. (individually and, in its capacity as the representative of the other Borrowers pursuant to Section 2.27 of the Credit Agreement (as hereafter defined), “Delek Refining”), a Texas limited partnership; and DELEK PIPELINE TEXAS, INC. (“Delek Pipeline”), a Texas corporation; (Delek Refining and Delek Pipeline being referred to jointly as the “Borrowers,” and individually as a “Borrower”); various financial institutions (“Lenders”); SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”), as swingline lender (the “Swingline Lender”), and in its capacity as collateral agent for the Lenders (the “Collateral Agent”; the Administrative Agent and Collateral Agent are each hereafter referred to from time to time individually as an “Agent” and jointly as “Agents”).
Recitals:
     Borrowers, Lenders and Agents are parties to a certain Second Amended and Restated Credit Agreement, dated October 13, 2006 (as at any time amended, restated or otherwise modified, the “Credit Agreement”), pursuant to which Lenders have made certain revolving credit loans and other extensions of credit to Borrowers.
     The Administrative Agent has consented to the Borrowers’ request to an increase of up to $50,000,000 in the amount of Permitted Subordinated Debt at any time outstanding.
     The Borrowers have also requested that the Agents and Lenders to amend the Credit Agreement as set forth hereinafter.
     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.
     2. Amendment to Definition. The definition of “Excess Availability Conditions” is hereby amended and restated to provide as follows:
     “Excess Availability Conditions” shall mean, as of any date of determination,
     (a) with respect to all applicable provisions other than Section 5.9, (i) (x) if the sum of outstanding Loans and LC Exposure is greater than $-0-, the Borrowers have Availability not less than $15,000,000, or, (y) if the sum of outstanding Loans and LC Exposure is $- 0 — there shall be no minimum Availability requirement under this clause (a), and (ii) no Event of Default exists, and
     (b) with respect to Section 5.9, (i) the Borrowers have Availability of not less than $30,000,000, and (ii) no Event of Default exists.
     3. Borrowing Base Certificates. Notwithstanding anything to the contrary set forth in Section 5.9 of the Credit Agreement or the definition of the term “Borrowing Base Certificate”, until the later of (a) the satisfaction of the Reinstatement Conditions or (b) the recommencement of Delek Refining’s refinery operations, Borrowers shall deliver to the Collateral Agent a Borrowing Base Certificate no less frequently than weekly as of each Wednesday (or the next Business Day) in respect of the last Business Day or Saturday of the prior week.

     4. Application of Provision. Effective as of November 20, 2008, the provisions of Section 5.16(a) shall not apply for any purpose under the Credit Agreement until February 1, 2009, on which date such provisions shall be deemed reinstated.
     5. Maturity of Subordinated Debt. No later than 10 days after the date hereof, Borrowers shall deliver to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that the maturity date or termination date, as applicable, of all Permitted Subordinated Debt has been amended to a date no earlier than October 30, 2010 (provided that, such amendment shall in no way affect the ability of the Borrowers to repay any Permitted Subordinated Debt as permitted by the Subordination Agreement or Section 5.19 of the Credit Agreement, as applicable).
     6. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents, in each case as amended hereby.
     7. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); and the security interests and liens granted by Borrowers in favor of Administrative Agent, for the benefit of itself and Lenders, are duly perfected, first priority security interests and liens to the extent provided therein.
     8. Representations and Warranties. Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that (a) after giving effect to this Amendment, no Default or Event of Default exists on the date hereof; (b) the execution, delivery and performance of this Amendment have been duly authorized by all requisite company action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and (c) all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct, in all material respects, on and as of the date hereof, except those representations and warranties made as of a specific date in which such case such representations and warranties were true and correct as of such date.
     9. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
     10. Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default (following the expiration of any applicable cure period).
     11. Conditions Precedent. The effectiveness of the provisions contained in this Amendment are subject to the satisfaction of each of the following conditions precedent, in form and substance reasonably satisfactory to the Administrative Agent:
     (a) the Administrative Agent shall have received this Amendment duly executed by the parties; and
     (b) the Administrative Agent shall have received amounts payable under a fee letter dated on or about the date hereof and the amendment fee referenced in Section 12 of this Amendment;
     (c) the Administrative Agent shall have received from Borrowers such other agreements, assurances, financing statements or other documents as the Administrative Agent may reasonably request in connection with the subject matter of this Amendment.
     12. Amendment Fee. In consideration of the Agents’ and Lenders’ willingness to enter into this Amendment, Borrowers agree to pay to the Administrative Agent for the ratable benefit of each Lender which executes this Amendment an amendment fee in an amount equal to .10% of the amount of the Revolving Commitment of each such Lender.
     13. Expenses of the Administrative Agent. Borrowers agree to pay all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
     14. Miscellaneous. This Amendment shall be effective upon acceptance by the Administrative Agent and Lenders, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.
     15. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.
     16. Further Assurances. Each Borrower agrees to take such further actions as the Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
     17. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

DELEK REFINING, LTD. By: DELEK US REFINING GP, LLC Title: General Partner
By	/s/ Edward Morgan
Name:
Title:

By	/s/ Gregory A. Intemann
	Name:	Gregory A. Intemann
	Title:	Treasurer

DELEK PIPELINE TEXAS, INC.
By	/s/ Edward Morgan
Name:
Title:

By	/s/ Gregory A. Intemann
	Name:	Gregory A. Intemann
	Title:	Treasurer

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CONSENT AND REAFFIRMATION
     Each of the undersigned guarantors of the Obligations of the Borrowers at any time owing to the Agents and the Lenders hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Second Amended and Restated Credit Agreement; (ii) consents to the Borrowers’ execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty .is and shall remain in full force and effect.
     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation as of the date of such First Amendment to Second Amended and Restated Credit Agreement.

DELEK REFINING, INC.
By:	/s/ Edward Morgan
Name:
Title:

By:	/s/ Gregory A. Intemann
	Name:	Gregory A. Intemann
	Title:	Treasurer

DELEK US REFINING, GP, LLC.
By:	/s/ Edward Morgan
Name:
Title:

By:	/s/ Gregory A. Intemann
	Name:	Gregory A. Intemann
	Title:	Treasurer

DELEK LAND TEXAS, INC.
By:	/s/ Edward Morgan
Name:
Title:

By:	/s/ Gregory A. Intemann
	Name:	Gregory A. Intemann
	Title:	Treasurer

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MPC PIPELINE ACQUISITION, INC.
By:	/s/ Edward Morgan
Name:
Title:

By:	/s/ Gregory A. Intemann
	Name:	Gregory A. Intemann
	Title:	Treasurer

MPC LAND ACQUISITION, INC.
By:	/s/ Edward Morgan
Name:
Title:

By:	/s/ Gregory A. Intemann
	Name:	Gregory A. Intemann
	Title:	Treasurer

[Signatures will continue on following page]